Exhibit 99.1

August 16, 2017

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

We have read the statements of Spectral Capital Corporation, pertaining to our firm included under Item 4.01 of Form 8-K dated August 1, 2017 and agree with such statements as they pertain to our firm.
Sincerely,
/s/ KLJ & Associates, LLP

5201 Eden Avenue
Suite 300
Edina  MN 55436
630.277.2330